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                                                                                                               EXHIBIT 21.1

UNIONBANCAL CORPORATION
As of Date:  December 31, 2001


___________________________________________________________________________________________________________________________
                                                       UNIONBANCAL CORPORATION
                                                      SAN FRANCISCO, CALIFORNIA
                                               (Ownership: BTM 67.46%, Public 32.54%)
___________________________________________________________________________________________________________________________
                    |                                                                                 |
                    |                                                                                 |
____________________|_________________                                           _____________________|____________________
100%                                                                             100%
Union Bank of California,                                                        Bankers Commercial Corporation
National Association                                                             San Diego, California
San Francisco, California                                                        __________________________________________
______________________________________                                           100%
                    |                                                            Cal First Properties, Inc.
                    |                                                            San Francisco, California
____________________|_________________     _________________________________     __________________________________________
100%                                       100%                                  100%
Copper Mountain Financial Group, Inc. -----Copper Mountain Trust Corporation     HighMark Capital Management, Inc.
Portland, Oregon                           Portland, Oregon                      San Francisco, California
______________________________________     _________________________________     __________________________________________
100%                                                                             100%
Inland Property Company                                                          Mills-Ralston, Inc.
San Francisco, California                                                        San Francisco, California
______________________________________                                           __________________________________________
100%                                                                             100%
UBOC Comstock I                                                                  SBS Realty Inc. (inactive)
San Francisco, California (inactive)                                             San Francisco, California
______________________________________                                           __________________________________________
100%                                                                             100%
UBOC Investment Services, Inc.                                                   Stanco Properties, Inc.
Los Angeles, Califonrnia                                                         Los Angeles, California
______________________________________     _________________________________     __________________________________________
100%                                       100%                                  100%
Union Bank of California International-----Union Bank of California Servicos     UNBC (Cayman), Limited
New York, New York                         Limitada, Sao Paulo, Brazil           Georgetown, Grand Cayman Islands
                                                                                 BWI (inactive)
______________________________________     _________________________________     __________________________________________
100%                                                                             100%
Union Bank of California Leasing, Inc.                                           UNBC Leasing, Inc.
San Francisco, California (inactive)                                             Los Angeles, California
______________________________________     _________________________________     __________________________________________
100%                                       100%                                  100%
UBOC Insurance, Inc.                  -----Armstrong/Robitaille, Inc.            UnionBanCal Commercial Funding Corporation
City of Industry, California               City of Industry, California          Los Angeles, California
______________________________________     _________________________________     __________________________________________


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___________________________________________________________________________________________________________________________
                                                       UNIONBANCAL CORPORATION
                                                      SAN FRANCISCO, CALIFORNIA
                                               (Ownership: BTM 67.46%, Public 32.54%)
___________________________________________________________________________________________________________________________
                    |                                                                                 |
                    |                                                                                 |
____________________|_________________                                           _____________________|____________________
Union Bank of California,                                                        100%
National Association                                                             UnionBanCal Equities, Inc.
(continued)                                                                      Los Angeles, California
______________________________________                                           __________________________________________
                    |                                                            100%
                    |                                                            UnionBanCal Finance Trust 1
                    |                                                            San Francisco, California
____________________|_________________                                           __________________________________________
100% Controlled                                                                  100%
Union Bank of California Foundation                                              UnionBanCal Leasing Corporation
Los Angeles, California                                                          Los Angeles, California
______________________________________                                           __________________________________________
40%                                                                              100%
Navicert Financial Inc.                                                          UnionBanCal Mortgage Corporation
Carson, California                                                               Los Angeles, California
______________________________________                                           __________________________________________
Nameholder Corporations:                                                         100%
(inactive, noncapitalized)                                                       UnionBanCal Venture Corporation
                                                                                 Los Angeles, California
The California-Sansome Corporation                                               __________________________________________
San Francisco, California                                                        Nameholder Corporations:
                                                                                 (inactive, noncapitalized)
Inland Valley Bancorp
San Francisco, California                                                        California First Advisory Services
______________________________________                                           San Francisco, California

                                                                                 California First Capital Management
                                                                                 San Francisco, California

                                                                                 California First Corporation
                                                                                 San Francisco, California

                                                                                 Union Capital Advisors, Inc.
                                                                                 San Francisco, California
                                                                                 __________________________________________


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